UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2018

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2018

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 24.0% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset High Income Fund II Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results versus equal-durationi Treasuries over the twelve-month reporting period ended April 30, 2018. The fixed income market was impacted by a number of factors during the reporting period, including improving global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note

Western Asset High Income Fund II Inc. 2018 Annual Report	1

Fund overview (cont’d)

began the reporting period at 1.28% and ended the period at 2.49% — the latter equaling the peak for the period. The low for the period of 1.26% occurred on May 17, 2017. The yield for the ten-year Treasury began the reporting period at 2.29% and ended the period at 2.95%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.03% took place on April 25, 2018.

Despite periods of volatility, the lower-rated credit market generated positive results during the twelve months ended April 30, 2018. The market was supported by corporate profits that often exceeded expectations and overall solid investor demand. As is often the case in a rising interest rate environment, the credit market outperformed equal-duration Treasuries. This occurred as the global economy continued to expand, resulting in better earnings results and a relatively low default rate.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii, returned -0.32% for the twelve months ended April 30, 2018. Comparatively, riskier fixed-income securities, including high-yield bonds, produced better results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv gained 3.27%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 0.19% for reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to lower rated CCC securities and increasing its investment-grade credit exposure. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather that valuations had compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. From a sector perspective, we increased the Fund’s allocations to the Capital Goods1 and Financials sectors. Within the Capital Goods sector, we initiated a position in a packaging company. We added to the Fund’s exposure to the Financials sector given generally improving fundamentals. In contrast, we reduced the Fund’s exposures to the metals & mining industry and the Consumer Non-Cyclicals2 sector, as we found more attractive opportunities elsewhere. We swapped some of our fixed rate bond exposure for floating rate senior secured term loans to take advantage of the increase in short-term interest rates and cushion against an increase in the Fund’s borrowing costs. Finally, from a regional perspective, we increased the Fund’s allocation to emerging markets debt. We continue to maintain a positive outlook for the asset class as developing market growth has increased and commodity prices have continued to stabilize and move higher. It is worth noting that this increase in exposure has not been recently rewarded, as volatility has picked up post the reporting period. However, we still think emerging market valuations remain attractive.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset High Income Fund II Inc. 2018 Annual Report

We employed U.S. Treasury futures to manage the duration of the Fund and currency forwards to hedge some of our non-U.S. currency exposure. These derivatives did not have a material impact on performance. All told, we reduced the Fund’s duration to a more modest overweight driven mainly by swapping out of fixed rate bonds and into floating rate bank loans.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 26%, which was roughly unchanged during the reporting period. The use of leverage contributed to results given the positive total returns posted by our high-yield, investment grade and emerging market positions.

Performance review

For the twelve months ended April 30, 2018, Western Asset High Income Fund II Inc. returned 2.41% based on its net asset value (“NAV”)vi and -4.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 3.27% and 0.19%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevii returned 4.35% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.58 per share, of which $0.01 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2018
Price Per Share	12-Month Total Return**
$7.39 (NAV)	2.41	%†
$6.55 (Market Price)	-4.15	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Positioning in a number of sectors was the largest contributor to the Fund’s results. In particular, overweights to the Financials and Energy sectors, and the metals & mining industry were additive for performance. The Financials sector was supported by solid growth and improving fundamentals. The Energy sector was buoyed by rising oil prices, as West Texas Intermediate (“WTI”) crude oil rose approximately 30% during the reporting period. In particular, the Fund’s

*	For the character of distributions paid during the fiscal year ended April 30, 2018, please refer to page 47 of this report.

Western Asset High Income Fund II Inc. 2018 Annual Report	3

Fund overview (cont’d)

overweight positions in Petrobras Global Finance BV, Continental Energy and Oasis Petroleum were positive for performance. The metals & mining industry rose on the back of improving global growth and rising commodity prices. These factors helped the Fund’s overweight positions in Vale Overseas Ltd., Freeport-McMoRan Inc. and ArcelorMittal SA.

Other contributors to results included the Fund’s overweight to bank loans as interest rates moved higher during the reporting period. In addition, an overweight to Valeant Pharmaceuticals International Inc. (VRX Escrow Corp.) and Sprint Communications (Sprint Corp. and Sprint Capital Corp.) were additive to results. Valeant Pharmaceuticals International Inc. continued to execute on its plan to sell assets, reduce debt and stabilize its fundamental performance — sending the company’s bonds higher. Sprint Communications posted consistent positive fundamental results, reduced its cost of funding and recently announced an all stock agreement to merge with T-Mobile US, Inc. In addition, Sprint Communications bonds were recently placed on positive watch for an upgrade by all three credit rating agencies.

From a quality bias perspective, the Fund’s overweight to securities rated CCC for most of the reporting period was rewarded. During the twelve months ended April 30, 2018, lower quality securities outperformed given the overall “risk-on” environment.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was a handful of specific issuers that underperformed the market. In particular, the Fund’s overweight positions in Dish DBS Corp. (Dish Network Corp.), PetSmart, Inc. and Sanchez Energy Corp. were negative for results. The bonds of satellite television service provider, Dish DBC Corp., moved lower after the company posted weaker than anticipated fundamental results and chose not to provide sufficient detail to investors on its longer-term plans for some of its valuable spectrum assets. Pet servicer and retailer PetSmart, Inc. is in the process of transforming its business after the acquisition of online pet retailer, Chewy.com, and is experiencing higher customer acquisition costs to grow its online presence. While leverage remains high, the company maintains adequate liquidity. Eagle Ford oil and gas producer Sanchez Energy Corp. used debt to acquire additional acreage through a joint venture, further complicating the company’s corporate structure. While we purchased most of the Fund’s Sanchez Energy Corp. bonds at attractive levels during the commodity crisis, the bonds gave some of their gains back and moved lower during the reporting period. We maintained an overweight to Dish DBS Corp. and PetSmart, Inc., while we moved Sanchez Energy Corp. to an underweight position.

Finally, an overweight to emerging market debt detracted from results, as the asset class underperformed developed market high-yield bonds over the reporting period.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

4	Western Asset High Income Fund II Inc. 2018 Annual Report

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

May 31, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of April 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2018 were: Consumer Discretionary (28.1%), Energy (20.7%), Financials (17.4%), Sovereign Bonds (13.9%) and Industrials (12.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund II Inc. 2018 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

6	Western Asset High Income Fund II Inc. 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and April 30, 2017 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Income Fund II Inc. 2018 Annual Report	7

Spread duration (unaudited)

Economic exposure — April 30, 2018

Total Spread Duration
HIX	— 5.66 years
Benchmark	— 4.68 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset High Income Fund II Inc. 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2018

Total Effective Duration
HIX	— 5.48 years
Benchmark	— 4.54 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2018 Annual Report	9

Schedule of investments

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 99.9%
Consumer Discretionary — 17.7%
Auto Components — 1.3%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	4,003,000	$3,762,820	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,460,000	1,401,600	(a)(c)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	3,116,000	3,186,110	(a)(b)
Total Auto Components				8,350,530
Diversified Consumer Services — 2.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,487,000	3,748,525	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000	2,390,438	(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	7,330,000	7,128,425	(a)(b)
Total Diversified Consumer Services				13,267,388
Hotels, Restaurants & Leisure — 2.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,240,000	1,199,316	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	2,647,579	2,647,579	(a)(c)(d)(e)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	1,060,000	1,100,068	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	1,186,000	1,165,245	(a)(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	3,500,000	3,653,125	(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	1,330,000	1,379,875	(a)(b)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	975,000	98	*(a)(b)(f)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	2,895,000	2,814,808	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	635,000	615,950	(b)
MGM Resorts International, Senior Notes	4.625%	9/1/26	490,000	466,112	(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,933,000	2,054,392	(a)(b)
Total Hotels, Restaurants & Leisure				17,096,568
Household Durables — 0.4%
Lennar Corp., Senior Notes	4.500%	4/30/24	730,000	713,575
Lennar Corp., Senior Notes	4.750%	5/30/25	940,000	917,675
Lennar Corp., Senior Notes	4.750%	11/29/27	1,280,000	1,212,800	(a)(b)
Total Household Durables				2,844,050
Media — 10.1%
Altice France SA, Senior Secured Bonds	6.000%	5/15/22	320,000	315,798	(a)
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	2,570,000	2,457,562	(a)(b)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Altice France SA, Senior Secured Notes	7.375%	5/1/26	14,450,000	$14,052,625	(a)(b)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	10,470,000	10,038,112	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	250,000	234,868	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	1,100,000	1,078,000	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,270,000	1,179,043	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	825,000	761,888	(b)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	1,135,000	987,450
DISH DBS Corp., Senior Notes	5.875%	11/15/24	9,649,000	8,249,895	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	5,800,000	5,296,125	(b)
Meredith Corp., Senior Notes	6.875%	2/1/26	1,860,000	1,885,482	(a)(b)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,500,000	2,610,472	(b)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,336,000	1,400,155	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	999,000	926,573	(a)(b)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	5,360,000	4,971,400	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,620,000	5,690,250	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,490,000	2,449,537	(a)(b)
Total Media				64,585,235
Specialty Retail — 0.6%
Hertz Corp., Senior Notes	5.875%	10/15/20	2,520,000	2,501,100	(b)
PetSmart Inc., Senior Secured Notes	5.875%	6/1/25	1,430,000	1,033,175	(a)(b)
Total Specialty Retail				3,534,275
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	3,110,000	3,016,700	(a)(b)
Total Consumer Discretionary				112,694,746
Consumer Staples — 1.6%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,130,000	2,135,325	(a)(b)
Food & Staples Retailing — 0.1%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	760,000	687,800	(a)(b)
Food Products — 0.2%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,440,000	1,434,600	(a)(b)
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	1,351,275	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,662,600	(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,088,424	(b)
Total Household Products				5,102,299

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	610,000	$580,262	(b)
Total Consumer Staples				9,940,286
Energy — 19.3%
Energy Equipment & Services — 1.2%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,990,000	3,158,187	(a)(b)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	1,000,000	1,012,500	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	920,000	807,300	(b)
Transocean Inc., Senior Notes	9.000%	7/15/23	1,020,000	1,104,201	(a)(b)
Transocean Inc., Senior Notes	6.800%	3/15/38	1,955,000	1,651,975	(b)
Total Energy Equipment & Services				7,734,163
Oil, Gas & Consumable Fuels — 18.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	864,675	(b)
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,870,000	1,919,088	(b)
Berry Petroleum Co. Escrow	—	—	1,550,000	0	*(d)(e)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	2,327,800	(a)(b)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	2,630,000	2,721,287	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,491,900	(b)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	918,850	(b)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	649,250
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	437,400	(a)(b)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	900,000	868,500	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	4,170,000	4,081,387	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,220,000	3,171,700	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,420,000	(b)
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,810,000	2,018,150	(c)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	2,550,000	2,711,537	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	4,330,000	4,145,975	(b)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	3,000,000	2,961,516	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,950,000	2,441,966	(b)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,028,301	(a)
Magnum Hunter Resources Corp. Escrow	—	—	8,070,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	3,920,000	3,557,400	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,610,000	3,258,025	(a)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	910,000	$887,250	(a)(b)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,900,000	2,299,000	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	2,240,000	2,248,400	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,327,045	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,586,200	(b)
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	2,070,000	2,070,000	(a)(h)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	782,000
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	3,950,000	4,242,300
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,810,000	1,767,646	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,980,000	6,641,470
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	1,120,000	288,400	*(i)(j)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,540,000	1,591,205
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,000,000	1,018,750	(b)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	1,370,000	1,420,498
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,602,650	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,658,800	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,570,000	1,687,529	(b)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,614,000	3,355,301	(b)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	1,950,000	1,986,563	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	1,810,000	1,760,225	(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,400,000	1,391,530	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	5,910,000	5,481,525	(a)(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,485,000	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	950,000	952,375	(a)(h)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	340,000	350,625	(b)
Williams Cos. Inc., Debentures	7.500%	1/15/31	780,000	945,750	(b)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	2,830,000	2,751,326	(b)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,320,000	1,321,650	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	4,085,250	(b)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	610,000	663,375	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000	1,219,800	(b)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	540,000	587,925	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	3,530,000	3,863,585	(a)(b)
Total Oil, Gas & Consumable Fuels				115,315,655
Total Energy				123,049,818

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 16.0%
Banks — 9.0%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,550,000		$2,706,187	(b)(k)(l)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		4,343,191	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,950,000		3,232,094	(b)
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	800,000		823,709	(b)(k)(l)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,820,000		1,986,075	(a)(b)(k)(l)
CIT Group Inc., Senior Notes	5.375%	5/15/20	340,000		351,900
CIT Group Inc., Senior Notes	4.125%	3/9/21	950,000		953,373
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000		1,086,500	(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000		3,979,020	(b)
CIT Group Inc., Senior Notes	5.250%	3/7/25	1,280,000		1,310,400	(b)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	2,530,000		2,589,455	(b)(k)(l)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	3,180,000		3,398,625	(a)(b)(k)(l)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000		2,858,200	(a)(b)(k)(l)
Intesa Sanpaolo SpA, Junior Subordinated Notes (7.000% to 1/19/21 then EUR 5 year Swap Annual + 6.884%)	7.000%	1/19/21	1,000,000	EUR	1,327,588	(i)(k)(l)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	4,000,000		4,020,187	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,390,000		2,437,035	(b)(k)(l)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	2,410,000		2,500,375	(b)(k)(l)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	450,000		447,950
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	3,530,000		4,447,800	(b)(k)(l)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,370,000		1,503,575	(b)(k)(l)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	2,830,000		2,877,803
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	650,000		739,076	(b)
Santander UK Group Holdings PLC, Junior Subordinated Bonds (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,640,000	GBP	2,464,203	(i)(k)(l)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	3,820,000		3,819,618	(i)(k)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,300,000		1,268,016	(a)
Total Banks					57,471,955

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — 1.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,110,000		$1,151,873	(b)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,210,000	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,819,962	(b)
Total Capital Markets					6,181,835
Consumer Finance — 0.7%
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,490,000		1,519,800	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,129,000		2,995,079	(a)(b)
Total Consumer Finance					4,514,879
Diversified Financial Services — 4.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,390,000		1,424,311
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		913,436
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,540,000		2,292,350	(a)(b)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	12,663,000		12,236,257	(a)(b)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	1,000,000	EUR	1,254,467	(i)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		320,251
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,410,359	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		814,309	(b)
Lions Gate Capital Holdings LLC	5.875%	11/1/24	920,000		946,450	(a)
Nationwide Building Society, Junior Subordinated Notes (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,140,000	GBP	1,641,462	(i)(k)(l)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,400,000		3,310,750	(a)
Total Diversified Financial Services					27,564,402
Insurance — 1.0%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000		1,475,701	(a)(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	1,650,000		1,645,380	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,780,000		1,424,000	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,375,000	(a)(b)
Total Insurance					5,920,081
Total Financials					101,653,152
Health Care — 9.5%
Biotechnology — 0.3%
Celgene Corp., Senior Notes	3.250%	8/15/22	2,000,000		1,968,849	(b)
Health Care Providers & Services — 3.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,460,000		1,405,250	(a)(b)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	4,552,000		4,756,840	(d)(k)(m)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000	$1,049,325	(b)
Centene Corp., Senior Notes	4.750%	5/15/22	1,290,000	1,309,350	(b)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000	850,500	(b)
Centene Corp., Senior Notes	4.750%	1/15/25	4,780,000	4,660,500	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	3,990,000	3,650,850	(b)
DaVita Inc., Senior Notes	5.750%	8/15/22	2,218,000	2,273,450	(b)
DaVita Inc., Senior Notes	5.000%	5/1/25	20,000	19,004	(b)
HCA Inc., Debentures	7.500%	11/15/95	2,205,000	2,199,488	(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000	1,098,175	(b)
UnitedHealth Group Inc., Senior Notes	2.875%	12/15/21	1,000,000	988,141
Total Health Care Providers & Services				24,260,873
Pharmaceuticals — 5.4%
Allergan Funding SCS, Senior Notes	3.000%	3/12/20	880,000	874,438
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	1,290,000	1,099,725	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	1,280,000	932,800	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	220,000	204,784
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	500,000	485,917
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	14,879,000	13,435,934
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,280,000	1,294,400	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	330,000	336,187	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,010,000	3,070,200	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,360,000	1,373,600	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,050,000	4,100,220	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000	774,900	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	5,510,000	4,990,517	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	500,000	508,125	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	740,000	783,475	(a)(b)
Total Pharmaceuticals				34,265,222
Total Health Care				60,494,944
Industrials — 8.8%
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,030,000	1,067,338	(a)(b)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,290,000	1,339,987	(a)(b)
Total Air Freight & Logistics				2,407,325

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.7%
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,506,774	$3,738,571	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	764,266	846,234	(b)
Total Airlines				4,584,805
Building Products — 0.9%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,290,000	1,335,150	(a)(b)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,660,000	1,604,241	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	3,060,000	2,868,750	(a)(b)
Total Building Products				5,808,141
Commercial Services & Supplies — 1.3%
Brink’s Co., Senior Notes	4.625%	10/15/27	2,070,000	1,909,575	(a)(b)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,020,000	1,040,400	(a)(b)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	2,290,000	2,413,087	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	680,000	661,307	(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,000,000	997,500	(b)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	1,240,000	1,230,328	(a)(b)
Total Commercial Services & Supplies				8,252,197
Construction & Engineering — 0.8%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	2,380,000	2,546,600	(a)(b)
TopBuild Escrow Corp., Senior Notes	5.625%	5/1/26	2,810,000	2,827,563	(a)
Total Construction & Engineering				5,374,163
Industrial Conglomerates — 0.4%
General Electric Co., Senior Notes	6.875%	1/10/39	2,000,000	2,549,582	(b)
Machinery — 2.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	4,550,000	4,480,385	(a)(b)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	2,130,000	2,010,188	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,930,000	3,123,233	(a)(b)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,760,000	1,821,600	(a)(b)
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	2,130,000	2,177,925	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	926,000	965,355	(b)
Total Machinery				14,578,686
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,610,000	2,942,150	(a)(b)
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	2,370,000	2,254,463	(a)(b)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	4,470,000	4,229,737	(a)(b)
Total Trading Companies & Distributors				6,484,200

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	17

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	2,070,975	$890,519	(a)(c)
Transportation Infrastructure — 0.4%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	2,380,000	2,399,230	(a)
Total Industrials				56,270,998
Information Technology — 2.9%
Internet Software & Services — 1.0%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	1,238,738	(b)
Match Group Inc., Senior Notes	5.000%	12/15/27	5,450,000	5,354,625	(a)(b)
Total Internet Software & Services				6,593,363
IT Services — 0.6%
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,700,000	1,742,500	(a)(b)
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	1,784,000	1,710,410	(a)(b)
Total IT Services				3,452,910
Software — 0.4%
CDK Global Inc., Senior Notes	4.875%	6/1/27	435,000	425,484
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	2,020,000	2,093,225	(a)(b)
Total Software				2,518,709
Technology Hardware, Storage & Peripherals — 0.9%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	1,790,000	1,846,089	(a)(b)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	740,000	788,803	(a)(b)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,700,000	1,706,976	(b)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	850,000	825,886
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	495,000	465,374
Total Technology Hardware, Storage & Peripherals				5,633,128
Total Information Technology				18,198,110
Materials — 9.5%
Chemicals — 0.7%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	793,555	(b)(i)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,290,000	1,210,343	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	2,200,000	2,260,500	(b)
Valvoline Inc., Senior Notes	4.375%	8/15/25	160,000	153,800
Total Chemicals				4,418,198
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,587,375	(a)(b)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — 2.4%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,430,000	$1,512,225	(a)(c)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	1,960,000	1,999,220	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	580,000	614,075	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,630,000	3,679,912	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,220,000	5,820,300	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,025,800	(b)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	790,000	829,500	(a)
Total Containers & Packaging				15,481,032
Metals & Mining — 5.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	1,099,060	(a)(b)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,682,750	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	2,510,000	2,548,872	(a)(b)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	595,844	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,071,628	(a)(b)
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	3,200,000	3,808,000
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,738
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	1,060,000	(b)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	735,300	(b)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,870,000	2,014,925	(b)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	874,738	(b)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	5,100,000	4,666,500	(b)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	1,180,000	1,236,050	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	1,690,000	1,799,850	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,862,131	34,059	*(a)(f)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,340,000	1,367,872	(a)(b)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,110,125	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	620,000	660,300
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,805,586
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,446,624	(b)
Vale SA, Senior Notes	5.625%	9/11/42	830,000	864,196	(b)
Total Metals & Mining				36,512,017
Paper & Forest Products — 0.4%
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,540,000	2,647,950
Total Materials				60,646,572

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	19

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.1%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	290,000		$292,175	(b)
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,440,000		1,461,600	(b)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	470,000		467,650
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,520,000		1,425,000	(b)
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	360,000		356,400	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000		1,071,000	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	2,340,000		2,223,000	(b)
Total Equity Real Estate Investment Trusts (REITs)					7,296,825
Real Estate Management & Development — 0.6%
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	1,470,000		1,407,525	(a)(b)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	2,290,000		2,235,612	(a)
Total Real Estate Management & Development					3,643,137
Total Real Estate					10,939,962
Telecommunication Services — 11.3%
Diversified Telecommunication Services — 4.2%
CenturyLink Inc., Senior Notes	7.650%	3/15/42	600,000		510,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,250,000		2,314,688	(a)(b)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,660,000		2,816,275	(a)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	8,560,000		8,750,460	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	200,000		196,500	(a)
Wind Tre SpA, Senior Secured Notes	3.125%	1/20/25	810,000	EUR	864,258	(i)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	13,439,000		11,591,137	(b)
Total Diversified Telecommunication Services					27,043,318
Wireless Telecommunication Services — 7.1%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000		444,500	(a)(b)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000		2,594,713	(a)(b)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	5,649,000		6,637,575	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000		2,249,500	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000		5,935,806	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		7,411,500	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000		2,429,651	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000		5,142,000	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000		4,680,500	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000		118,250	(b)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,900,000	$1,973,625	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	330,249	(b)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,730,970	(i)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	700,000	747,950	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,459,781	(a)
Total Wireless Telecommunication Services				44,886,570
Total Telecommunication Services				71,929,888
Utilities — 1.6%
Electric Utilities — 1.1%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,120,000	2,575,000	(b)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,680,000	2,733,600	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,170,000	1,341,112	(b)
Total Electric Utilities				6,649,712
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,620,000	3,448,050	(b)
Total Utilities				10,097,762
Total Corporate Bonds & Notes (Cost — $605,614,411)				635,916,238
Convertible Bonds & Notes — 1.7%
Consumer Discretionary — 1.1%
Media — 1.1%
DISH Network Corp., Senior Bonds	3.375%	8/15/26	4,180,000	3,803,888	(b)
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	2,170,000	2,149,656	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	1,020,000	1,009,300	(a)
Total Consumer Discretionary				6,962,844
Health Care — 0.1%
Pharmaceuticals — 0.1%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	530,000	524,790	(a)
Information Technology — 0.5%
Internet Software & Services — 0.2%
Twitter Inc., Senior Bonds	1.000%	9/15/21	1,470,000	1,383,009	(b)
Technology Hardware, Storage & Peripherals — 0.3%
Pure Storage Inc., Senior Notes	0.125%	4/15/23	1,650,000	1,713,916	(a)(b)
Total Information Technology				3,096,925
Total Convertible Bonds & Notes (Cost — $11,015,288)				10,584,559

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	21

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 16.6%
Consumer Discretionary — 8.9%
Auto Components — 0.9%
American Axle & Manufacturing Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.150%	4/6/24	5,574,601	$5,607,703	(k)(n)(o)
Diversified Consumer Services — 0.3%
Weight Watchers International Inc., 2017 Term Loan B	6.640 - 7.060%	11/29/24	2,162,625	2,187,292	(k)(n)(o)
Hotels, Restaurants & Leisure — 3.6%
Aramark Services Inc., 2017 Term Loan B1 (1 mo. LIBOR + 2.000%)	3.901%	3/11/25	7,830,375	7,891,546	(k)(n)(o)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	3.647%	10/25/23	6,703,504	6,767,281	(k)(n)(o)(p)
Las Vegas Sands LLC, 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.651%	3/27/25	4,750,000	4,779,982	(k)(n)(o)(p)
Wyndham Hotels & Resorts Inc., Term Loan B	—	3/28/25	3,640,000	3,672,229	(p)
Total Hotels, Restaurants & Leisure				23,111,038
Media — 2.0%
Charter Communications Operating LLC, 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.910%	4/30/25	10,318,246	10,379,217	(k)(n)(o)
Lamar Media Corp., 2018 Term Loan B (1 mo. LIBOR + 1.750%)	3.688%	3/14/25	2,500,000	2,509,375	(k)(n)(o)
Total Media				12,888,592
Specialty Retail — 1.9%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.890%	3/11/22	11,761,834	9,242,837	(k)(n)(o)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.160%	7/5/24	1,412,900	1,419,965	(d)(k)(n)(o)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.150%	6/29/22	2,070,000	1,366,200	(d)(k)(n)(o)
Total Specialty Retail				12,029,002
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	1,412,300	978,900	(k)(n)(o)
Total Consumer Discretionary				56,802,527
Energy — 0.2%
Energy Equipment & Services — 0.0%
Hercules Offshore Inc. (wind-down lender claim)	—	—	151,882	129,100	* (d)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.444%	8/23/21	1,350,000	1,431,843	(k)(n)(o)
Total Energy				1,560,943

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 3.6%
Air Freight & Logistics — 1.6%
Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B2 (1 mo. LIBOR + 2.250%)	4.147%	4/3/22	10,028,672	$10,060,794	(k)(n)(o)(p)
Airlines — 0.3%
United Airlines Inc., 2017 Repriced Term Loan (1 mo. LIBOR + 2.000%)	3.901%	4/1/24	1,989,950	2,001,557	(k)(n)(o)
Building Products — 0.3%
Pisces Midco Inc., 2018 Term Loan (3 mo. LIBOR + 3.750%)	6.089%	4/12/25	1,790,000	1,808,258	(k)(n)(o)(p)
Professional Services — 0.6%
TransUnion LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	3.901%	4/10/23	3,482,500	3,498,279	(k)(n)(o)
Trading Companies & Distributors — 0.8%
Beacon Roofing Supply Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	4.128%	1/2/25	3,320,000	3,342,204	(k)(n)(o)
Delos Finance SARL, 2018 Term Loan B	—	10/6/23	2,000,000	2,016,042	(p)
Total Trading Companies & Distributors				5,358,246
Total Industrials				22,727,134
Information Technology — 2.3%
IT Services — 1.5%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.147%	4/26/24	6,620,650	6,652,184	(k)(n)(o)
Travelport Finance (Luxembourg) SARL, 2018 Term Loan B (3 mo. LIBOR + 2.500%)	4.401%	3/17/25	2,780,000	2,794,987	(k)(n)(o)
Total IT Services				9,447,171
Technology Hardware, Storage & Peripherals — 0.8%
Western Digital Corp., 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	3.900%	4/29/23	5,000,000	5,037,945	(k)(n)(o)
Total Information Technology				14,485,116
Materials — 1.2%
Containers & Packaging — 1.2%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	3.897 - 3.901%	10/1/22	7,500,000	7,554,690	(k)(n)(o)(p)
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	4.147%	9/30/25	1,720,000	1,722,329	(k)(n)(o)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	9.895%	2/7/23	814,771	837,177	(c)(k)(n)(o)
Total Senior Loans (Cost — $108,049,408)				105,689,916

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	23

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 13.9%
Argentina — 4.1%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		$5,320,928	(a)(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,840,000		3,159,500	(a)
Republic of Argentina, Bonds	21.200%	9/19/18	931,000	ARS	43,975
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	27.250%	6/21/20	43,220,000	ARS	2,199,088	(k)
Republic of Argentina, Bonds	18.200%	10/3/21	32,780,000	ARS	1,530,488
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	25.235%	3/11/19	9,360,000	ARS	457,952	(k)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,860,000		1,955,557
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,600,000		7,983,800
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,150,000		1,147,136
Republic of Argentina, Senior Notes	5.875%	1/11/28	2,800,000		2,570,050
Total Argentina					26,368,474
Brazil — 1.4%
Federative Republic of Brazil, Notes	10.000%	1/1/21	302,000	BRL	90,579
Federative Republic of Brazil, Notes	10.000%	1/1/23	15,359,000	BRL	4,568,490
Federative Republic of Brazil, Notes	10.000%	1/1/27	9,770,000	BRL	2,854,185
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,500,000		1,477,875
Total Brazil					8,991,129
Colombia — 0.8%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	1,500,000		1,498,125
Republic of Colombia, Senior Notes	3.875%	4/25/27	4,000,000		3,865,000
Total Colombia					5,363,125
Ecuador — 1.3%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,770,000		5,050,237	(a)
Republic of Ecuador, Senior Bonds	8.750%	6/2/23	2,080,000		2,046,200	(i)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	330,000		326,288	(a)
Republic of Ecuador, Senior Notes	7.950%	6/20/24	900,000		849,375	(i)
Total Ecuador					8,272,100
Guatemala — 0.4%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	2,370,000		2,329,094	(a)
Honduras — 0.4%
Republic of Honduras, Senior Notes	6.250%	1/19/27	2,450,000		2,538,788	(a)
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,658,000		1,811,773
Indonesia — 1.1%
Republic of Indonesia, Notes	3.750%	4/25/22	4,420,000		4,413,547	(a)
Republic of Indonesia, Senior Notes	2.950%	1/11/23	2,440,000		2,350,923
Total Indonesia					6,764,470

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Ivory Coast — 0.1%
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	480,000		$455,304	(a)
Mexico — 0.7%
United Mexican States, Senior Notes	3.600%	1/30/25	4,500,000		4,387,500
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.500%	11/28/27	1,130,000		1,140,396	(i)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.350%	7/21/25	1,000,000		1,230,000
Russia — 1.5%
Russian Federal Bond, Bonds	7.050%	1/19/28	612,945,000	RUB	9,684,088
Turkey — 0.7%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,810,832
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,727,836	(b)
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,400,000		1,310,409
Total Turkey					4,849,077
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	8.500%	3/15/28	95,530,000	UYU	3,219,864	(i)
Venezuela — 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	2,000,000		580,000	*(i)(j)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		389,940	*(j)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	996,000		298,800	*(b)(i)(j)
Total Venezuela					1,268,740
Total Sovereign Bonds (Cost — $91,618,043)					88,673,922
U.S. Government & Agency Obligations — 1.5%
U.S. Government Obligations — 1.5%
U.S. Treasury Notes	1.625%	3/31/19	1,250,000		1,242,798
U.S. Treasury Notes	1.750%	11/30/19	1,500,000		1,484,180
U.S. Treasury Notes	1.875%	12/31/19	2,250,000		2,229,521
U.S. Treasury Notes	2.000%	1/31/20	1,500,000		1,488,545
U.S. Treasury Notes	2.125%	8/15/21	3,000,000		2,947,617
Total U.S. Government & Agency Obligations (Cost — $9,401,742)					9,392,661

			Shares
Common Stocks — 1.8%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.4%
Bossier Casino Venture Holdco Inc.			166,350		2,871,201	*(d)(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	25

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Security		Shares	Value
Energy — 1.1%
Energy Equipment & Services — 0.5%
Hercules Offshore Inc. (Escrow)		96,800	$27,298	*(d)(e)
KCAD Holdings I Ltd.		533,873,172	3,104,472	*(d)(e)
Total Energy Equipment & Services			3,131,770
Oil, Gas & Consumable Fuels — 0.6%
Berry Petroleum Co.		62,257	584,046	*
Blue Ridge Mountain Resources Inc.		416,831	3,176,252	*(d)(e)
MWO Holdings LLC		1,069	0	*(d)(e)(g)
Total Oil, Gas & Consumable Fuels			3,760,298
Total Energy			6,892,068
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.		104,256	426,407	*(d)(e)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC		56,930	1,081,670	*(d)(e)
Total Common Stocks (Cost — $21,863,101)			11,271,346

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	70,853	801,524	(c)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	1,061	12,003	(c)(m)
Total Convertible Preferred Stocks (Cost — $666,634)			813,527
Preferred Stocks — 1.5%
Financials — 1.4%
Consumer Finance — 0.7%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	7.624%	181,300	4,820,767	(k)
Diversified Financial Services — 0.7%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.729%	168,125	4,504,069	(k)
Total Financials			9,324,836
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	50,039,916	500,399	(c)(d)(e)
Total Preferred Stocks (Cost — $12,270,563)			9,825,235
Total Investments before Short-Term Investments (Cost — $860,499,190)			872,167,404

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2018 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Shares	Value
Short-Term Investments — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $12,210,948)	1.648%	12,210,948	$12,210,948
Total Investments — 138.9% (Cost — $872,710,138)			884,378,352
Liabilities in Excess of Other Assets — (38.9)%			(247,541,309)
Total Net Assets — 100.0%			$636,837,043

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The maturity principal is currently in default as of April 30, 2018.

(g)	Value is less than $1.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)	The coupon payment on these securities is currently in default as of April 30, 2018.

(k)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(l)	Security has no maturity date. The date shown represents the next call date.

(m)	Restricted security (See Note 8).

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(p)	All or a portion of this loan is unfunded as of April 30, 2018. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	27

Schedule of investments (cont’d)

April 30, 2018

Western Asset High Income Fund II Inc.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PIK	— Payment-in-Kind
RUB	— Russian Ruble
USD	— United States Dollar
UYU	— Uruguayan Peso

At April 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	116	6/18	$14,028,541	$13,876,500	$152,041

At April 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,645,296	EUR	2,128,985	Barclays Bank PLC	7/19/18	$58,920
USD	2,839,392	GBP	1,987,151	Barclays Bank PLC	7/19/18	93,227
Total						$152,147

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2018 Annual Report

Statement of assets and liabilities

April 30, 2018

Assets:
Investments, at value (Cost — $872,710,138)	$884,378,352
Foreign currency, at value (Cost — $725,284)	713,555
Cash	2,342,007
Interest receivable	11,992,162
Receivable for securities sold	9,268,697
Unrealized appreciation on forward foreign currency contracts	152,147
Deposits with brokers for open futures contracts	106,999
Prepaid expenses	39,997
Total Assets	908,993,916

Liabilities:
Loan payable (Note 5)	235,000,000
Payable for securities purchased	32,347,074
Distributions payable	3,922,275
Investment management fee payable	577,025
Interest payable	174,490
Payable to broker — variation margin on open futures contracts	14,500
Directors’ fees payable	11,903
Accrued expenses	109,606
Total Liabilities	272,156,873
Total Net Assets	$636,837,043

Net Assets:
Par value ($0.001 par value; 86,203,856 shares issued and outstanding; 100,000,000 shares authorized)	$86,204
Paid-in capital in excess of par value	765,180,950
Overdistributed net investment income	(4,562,937)
Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(135,796,963)
Net unrealized appreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	11,929,789
Total Net Assets	$636,837,043

Shares Outstanding	86,203,856

Net Asset Value	$7.39

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	29

Statement of operations

For the Year Ended April 30, 2018

Investment Income:
Interest	$60,303,240
Dividends	850,421
Total Investment Income	61,153,661

Expenses:
Investment management fee (Note 2)	7,222,359
Interest expense (Note 5)	5,201,993
Directors’ fees	167,560
Transfer agent fees	143,393
Legal fees	96,428
Audit and tax fees	83,781
Stock exchange listing fees	44,180
Shareholder reports	35,051
Custody fees	14,446
Insurance	9,519
Miscellaneous expenses	18,887
Total Expenses	13,037,597
Net Investment Income	48,116,064

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(957,360)
Futures contracts	(219,196)
Forward foreign currency contracts	(312,678)
Foreign currency transactions	(41,015)
Net Realized Loss	(1,530,249)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(31,313,368)
Futures contracts	152,041
Forward foreign currency contracts	242,842
Foreign currencies	(37,808)
Change in Net Unrealized Appreciation (Depreciation)	(30,956,293)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(32,486,542)
Increase in Net Assets From Operations	$15,629,522

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2018 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2018	2017

Operations:
Net investment income	$48,116,064	$56,515,044
Net realized loss	(1,530,249)	(22,838,064)
Change in net unrealized appreciation (depreciation)	(30,956,293)	83,032,834
Increase in Net Assets From Operations	15,629,522	116,709,814

Distributions to Shareholders From (Note 1):
Net investment income	(49,234,034)	(53,719,326)
Return of capital	(634,897)	(5,545,826)
Decrease in Net Assets From Distributions to Shareholders	(49,868,931)	(59,265,152)
Increase (Decrease) in Net Assets	(34,239,409)	57,444,662

Net Assets:
Beginning of year	671,076,452	613,631,790
End of year*	$636,837,043	$671,076,452
*Includes overdistributed net investment income of:	$(4,562,937)	$(5,045,803)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	31

Statement of cash flows

For the Year Ended April 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$15,629,522
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(812,532,665)
Sales of portfolio securities	815,367,096
Net purchases, sales and maturities of short-term investments	(10,717,372)
Payment-in-kind	(696,373)
Net amortization of premium (accretion of discount)	(5,314,678)
Decrease in receivable for securities sold	262,486
Decrease in interest receivable	2,266,603
Decrease in prepaid expenses	13
Increase in deposits with brokers for open futures contracts	(106,999)
Decrease in deposits with brokers for centrally cleared swap contracts	212
Increase in payable for securities purchased	21,707,071
Decrease in investment management fee payable	(18,819)
Increase in Directors’ fees payable	983
Increase in interest payable	54,673
Decrease in accrued expenses	(67,442)
Increase in payable to broker — variation margin on open futures contracts	14,500
Net realized loss on investments	957,360
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	31,070,526
Net Cash Provided by Operating Activities*	57,876,697

Cash Flows From Financing Activities:
Distributions paid on common stock	(50,472,358)
Repayment of loan facility borrowings	(5,000,000)
Net Cash Used in Financing Activities	(55,472,358)
Net Increase in Cash	2,404,339
Cash at Beginning of Year	651,223
Cash at End of Year	$3,055,562

*	Included in operating expenses is cash of $5,147,320 paid for interest on borrowings.

See Notes to Financial Statements.

32	Western Asset High Income Fund II Inc. 2018 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of year	$7.78	$7.12	$8.57	$9.47	$9.56

Income (loss) from operations:
Net investment income	0.56	0.66	0.73	0.79	0.85
Net realized and unrealized gain (loss)	(0.37)	0.69	(1.36)	(0.86)	(0.05)
Total income (loss) from operations	0.19	1.35	(0.63)	(0.07)	0.80

Less distributions from:
Net investment income	(0.57)	(0.63)	(0.82)	(0.83)	(0.89)
Return of capital	(0.01)	(0.06)	—	—	—
Total distributions	(0.58)	(0.69)	(0.82)	(0.83)	(0.89)

Net asset value, end of year	$7.39	$7.78	$7.12	$8.57	$9.47

Market price, end of year	$6.55	$7.42	$6.90	$8.15	$9.39
Total return, based on NAV[2,3]	2.41%	19.76%	(7.12)%	(0.65)%	8.89%
Total return, based on Market Price[4]	(4.15)%	18.36%	(4.40)%	(4.54)%	1.30%

Net assets, end of year (000s)	$636,837	$671,076	$613,632	$738,419	$816,304

Ratios to average net assets:
Gross expenses	1.97%	1.73%	1.59%	1.45%	1.45%
Net expenses	1.97	1.73	1.59	1.45	1.45
Net investment income	7.26	8.72	9.78	8.90	9.10

Portfolio turnover rate	91%	77%	65%	41%	45%

Supplemental data:
Loan Outstanding, End of Year (000s)	$235,000	$240,000	$240,000	$260,000	$255,000
Asset Coverage Ratio for Loan Outstanding[5]	371%	380%	356%	384%	420%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$3,710	$3,796	$3,557	$3,840	$4,201 [6]
Weighted Average Loan (000s)	$239,548	$240,000	$241,803	$251,712	$248,493
Weighted Average Interest Rate on Loan	2.17%	1.41%	1.05%	0.91%	0.92%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[6]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

34	Western Asset High Income Fund II Inc. 2018 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2018 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$110,047,167	$2,647,579		$112,694,746
Energy	—	123,049,818	0	*	123,049,818
Health care	—	55,738,104	4,756,840		60,494,944
Other corporate bonds & notes	—	339,676,730	—		339,676,730
Convertible bonds & notes	—	10,584,559	—		10,584,559
Senior loans:
Consumer discretionary	—	54,016,362	2,786,165		56,802,527
Energy	—	1,431,843	129,100		1,560,943
Other senior loans	—	47,326,446	—		47,326,446
Sovereign bonds	—	88,673,922	—		88,673,922
U.S. government & agency obligations	—	9,392,661	—		9,392,661
Common stocks:
Consumer discretionary	—	—	2,871,201		2,871,201
Energy	—	584,046	6,308,022		6,892,068
Industrials	—	—	426,407		426,407
Utilities	—	—	1,081,670		1,081,670
Convertible preferred stocks	—	813,527	—		813,527
Preferred stocks:
Financials	$9,324,836	—	—		9,324,836
Industrials	—	—	500,399		500,399
Total long-term investments	9,324,836	841,335,185	21,507,383		872,167,404
Short-term investments†	12,210,948	—	—		12,210,948
Total investments	$21,535,784	$841,335,185	$21,507,383		$884,378,352
Other financial instruments:
Futures contracts	$152,041	—	—		$152,041
Forward foreign currency contracts	—	$152,147	—		152,147
Total other financial instruments	$152,041	$152,147	—		$304,188
Total	$21,687,825	$841,487,332	$21,507,383		$884,682,540

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

36	Western Asset High Income Fund II Inc. 2018 Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of April 30, 2017	$2,933,088	$477,750		—	$0	*
Accrued premiums/discounts	64,192	—		$6,293	—
Realized gain (loss)[1]	—	(2,095,888)		—	(654)
Change in unrealized appreciation (depreciation)[2]	(64,192)	2,256,275		244,067	654
Purchases	366,995	—		4,506,480	—
Sales	(652,504)	(638,137)		—	(0)	*
Transfers into Level 3	—	—		—	—
Transfers out Level 3	—	—		—	—
Balance as of April 30, 2018	$2,647,579	$0	*	$4,756,840	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	$(64,192)	—		$244,067	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of April 30, 2017	$1,552,500	$797,294	$1,831,217	$1,650,435
Accrued premiums/discounts	1,569	3,554	771	4,649
Realized gain (loss)[1]	(4,303)	12,204	10,585	17
Change in unrealized appreciation (depreciation)[2]	(184,464)	(15,758)	(27,240)	607,730
Purchases	2,280,088	32,841	—	—
Sales	(859,225)	(830,135)	(1,815,333)	(2,262,831)
Transfers into Level 3[3]	—	129,100	—	—
Transfers out Level 3	—	—	—	—
Balance as of April 30, 2018	$2,786,165	$129,100	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	$(184,464)	—	—	—

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Utilities
Balance as of April 30, 2017	$1,116,208	$9,898,410	$401,625	$308,598	$0	*	—
Accrued premiums/discounts	—	—	—	—	—		—
Realized gain (loss)[1]	—	—	149,050	—	(547,504)		—
Change in unrealized appreciation (depreciation)[2]	1,754,993	(3,006,342)	(148,114)	117,809	547,504		$(170,551)
Purchases	—	—	—	—	—		1,252,221
Sales	—	—	(402,561)	—	(0)	*	—
Transfers into Level 3	—	—	—	—	—		—
Transfers out Level 3[4]	—	(584,046)	—	—	—		—
Balance as of April 30, 2018	$2,871,201	$6,308,022	—	$426,407	—		$1,081,670
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	$1,754,993	$(2,843,304)	—	$117,809	—		$(170,551)

Western Asset High Income Fund II Inc. 2018 Annual Report	37

Notes to financial statements (cont’d)

	Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Energy	Industrials	Total
Balance as of April 30, 2017	$786,945	$463,362	$22,217,432
Accrued premiums/discounts	—	—	81,028
Realized gain (loss)[1]	—	—	(2,476,493)
Change in unrealized appreciation (depreciation)[2]	(11,772)	—	1,900,599
Purchases	38,354	37,037	8,514,016
Sales	—	—	(7,460,726)
Transfers into Level 3[3]	—	—	129,100
Transfers out Level 3[4]	(813,527)	—	(1,397,573)
Balance as of April 30, 2018	—	$500,399	$21,507,383
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	—	—	$(1,145,642)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

38	Western Asset High Income Fund II Inc. 2018 Annual Report

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Western Asset High Income Fund II Inc. 2018 Annual Report	39

Notes to financial statements (cont’d)

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement

40	Western Asset High Income Fund II Inc. 2018 Annual Report

of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset High Income Fund II Inc. 2018 Annual Report	41

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund

42	Western Asset High Income Fund II Inc. 2018 Annual Report

are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$181,154,391	$(181,154,391)
(b)	$1,600,836	(1,600,836)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset High Income Fund II Inc. 2018 Annual Report	43

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a monthly subadvisory fee at an annual rate of 0.30% related to the assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$719,877,229	$92,655,436
Sales	712,799,372	102,567,724

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$876,134,596	$45,355,304	$(37,111,548)	$8,243,756
Future contracts	—	152,041	—	152,041
Forward foreign currency contracts	—	152,147	—	152,147

44	Western Asset High Income Fund II Inc. 2018 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$152,041	—	$152,041
Forward foreign currency contracts	—	$152,147	152,147
Total	$152,041	$152,147	$304,188

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(219,196)	—	$(219,196)
Forward foreign currency contracts	—	$(312,678)	(312,678)
Total	$(219,196)	$(312,678)	$(531,874)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$152,041	—	$152,041
Forward foreign currency contracts	—	$242,842	242,842
Total	$152,041	$242,842	$394,883

During the year ended April 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$3,844,339
Forward foreign currency contracts (to buy)†	25,144
Forward foreign currency contracts (to sell)	3,096,757

†	At April 30, 2018, there were no open positions held in this derivative.

Western Asset High Income Fund II Inc. 2018 Annual Report	45

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$152,147	—	$152,147	—	$152,147

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended April 30, 2018 was $5,197,106. For the year ended April 30, 2018, the Fund had an average daily loan balance outstanding of $239,547,945 and the weighted average interest rate was 2.17%. At April 30, 2018, the Fund had $235,000,000 of borrowings outstanding.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended April 30, 2018, the Fund did not repurchase any shares.

46	Western Asset High Income Fund II Inc. 2018 Annual Report

7. Distributions subsequent to April 30, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/20/2018	5/1/2018	$0.0455
5/25/2018	6/1/2018	$0.0455
6/22/2018	7/2/2018	$0.0455
7/20/2018	8/1/2018	$0.0455
8/24/2018	9/4/2018	$0.0455

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 4/30/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,061	2/17	$10,692	$12,003	$11.31	0.00%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$4,552,000	6/17	4,512,773	4,756,840	104.50	0.75
			$4,523,465	$4,768,843		0.75%

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$49,234,034	$53,719,326
Tax return of capital	634,897	5,545,826
Total distributions paid	$49,868,931	$59,265,152

As of April 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(129,758,377)
Capital loss carryforward**	(2,458,757)
Other book/tax temporary differences(a)	(4,705,493)
Unrealized appreciation (depreciation)(b)	8,492,516
Total accumulated earnings (losses) — net	$(128,430,111)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of April 30, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2019	$(2,458,757)

Western Asset High Income Fund II Inc. 2018 Annual Report	47

Notes to financial statements (cont’d)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, book/tax differences in the accrual of interest income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

48	Western Asset High Income Fund II Inc. 2018 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders Western Asset High Income Fund II Inc.:

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

June 22, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset High Income Fund II Inc. 2018 Annual Report	49

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case

50	Western Asset High Income Fund II Inc.

of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement,

Western Asset High Income Fund II Inc.	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

each Non-U.S. Sub-Adviser helps to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The number of funds in the Performance Universe ranged from nineteen funds for the 10-year period ended June 30, 2017 to 32 funds for the 1-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the third quintile among the funds in the Performance Universe for each of the 1-, 5- and 10-year periods ended June 30, 2017 and in the fourth quintile among the funds in the Performance Universe for the 3- year period ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was better than the median performance of Performance Universe for the 1-year period ended June 30, 2018 but was worse than the Performance Universe median for each of the 3-, 5- and 10-year periods ended such date. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. The Manager explained that for the 3-year period the Fund’s bias toward lower quality securities detracted from performance, it as did the Fund’s regional and sub-sector allocations. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its

52	Western Asset High Income Fund II Inc.

benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2017. On a net asset value basis, the Fund outperformed its benchmark for each of the 1- and 5-year periods but underperformed its benchmark for the 3-year period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fourteen other leveraged high yield closed-end funds, as classified by Broadridge. The fifteen funds in the Expense Group had average net common share assets ranging from $221.2 million to $1.929 billion. Three of the other Expense Group funds were larger than the Fund and eleven funds were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked sixth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Broadridge Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked sixth among the funds in the Expense Group whether compared on a common share assets only or on the basis of both common share assets and leveraged assets. The Fund’s actual total expenses

Western Asset High Income Fund II Inc.	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ranked third among the funds in the Expense Group compared on a common share assets only basis and ranked fourth among the funds in the Expense Group compared on the basis of common share assets and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal lnformation with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund,

54	Western Asset High Income Fund II Inc.

and the Sub-Advisory Fee for each Non-U.S. Sub-Adviser is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 2 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund but merited continued monitoring at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Fund II Inc.	55

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

56	Western Asset High Income Fund II Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset High Income Fund II Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

58	Western Asset High Income Fund II Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	140
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset High Income Fund II Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

60	Western Asset High Income Fund II Inc.

Additional Officers cont’d

Jennifer S. Berg[3] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2020, year 2018 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective January 1, 2018, Ms. Berg became Treasurer.

Western Asset High Income Fund II Inc.	61

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

62	Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.	63

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to

64	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited) (cont’d)

comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2018:

Record date:	Monthly	Monthly
Payable date:	May 2017 to December 2017	January 2018 to April 2018
Ordinary income:
Qualified dividend income for individuals	2.06%	1.84%
Dividends qualifying for the dividends
received deduction for corporations	1.22%	1.28%
Interest from Federal Obligations	0.93%	0.67%
Tax return of capital	—	5.36%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

66	Western Asset High Income Fund II Inc.

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.
**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC** Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04049 6/18 SR18-3342

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2017 and April 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,550 in April 30, 2017 and $129,984 in April 30, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2017 and $927 in April 30, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,800 in April 30, 2017 and $4,000 in April 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund II Inc. were $0 in April 30, 2017 and $0 in April 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for April 30, 2017 and April 30, 2018; Tax Fees were 100% and 100% for April 30, 2017 and April 30, 2018; and Other Fees were 100% and 100% for April 30, 2017 and April 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in April 30, 2017 and $472,645 in April 30, 2018.

(h) Yes. Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
	Other Registered Investment Companies	92	$ 139.7 billion	None	None
S. Kenneth Leech‡	Other Pooled Vehicles	264	$89.2 billion	6	$1.6 billion
	Other Accounts	595	$199.5 billion	30	$12.5 billion
	Other Registered Investment Companies	37	$49.3 billion	None	None
Michael C. Buchanan ‡	Other Pooled Vehicles	66	$25.7 billion	3	$1.1 billion
	Other Accounts	156	$58.6 billion	11	$3.9 billion
	Other Registered Investment Companies	9	$3.1 billion	None	None
Christopher Kilpatrick ‡	Other Pooled Vehicles	4	$652 million	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2018.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 27, 2018